SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant      |X|
Filed by a party other than the registrant  |_|

|X|     Preliminary Proxy Statement
|_|     Definitive Proxy Statement
|_|     Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) to Rule 14a-12
|_|    Confidential, for Use of the Commission
       Only (as permitted by Rule 14a-6(e)(2))

                                 Ultra Pac, Inc.
  ----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                       N/A
  ----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

    |X| $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6j(2) or
        Item 22(a)(2) of Schedule 14A.
    |_| $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i)(3).
    |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

         N/A
    --------------------------------------------------------------------------

    (2)  Aggregate number of securities to which transactions applies:

         N/A
    --------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 011 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         N/A
    --------------------------------------------------------------------------

    (4)  Proposed maximum aggregate value of transaction:

         N/A
    --------------------------------------------------------------------------

    (5)  Total fee paid:

         N/A
    --------------------------------------------------------------------------

    |_|  Fee paid previously with preliminary materials.
    |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

         N/A
    --------------------------------------------------------------------------

    (2)  Form, Schedule or Registration Statement No.:

         N/A
    --------------------------------------------------------------------------

    (3)  Filing Party:

         N/A
    --------------------------------------------------------------------------

    (4)  Date Filed:

         N/A
    --------------------------------------------------------------------------






                                 ULTRA PAC, INC.


                                                                    May 27, 1996


TO:  THE SHAREHOLDERS OF ULTRA PAC, INC.

     You are cordially invited to attend the Annual Meeting of Shareholders of Ultra Pac, Inc., to be held on July 16, 1996, at 3:30 p.m. at the Radisson Plaza Hotel, 35 S. 7th Street, Minneapolis, Minnesota. I encourage you to attend. Whether or not you plan to attend the meeting, I urge you to complete and sign the accompanying Proxy and return it in the enclosed envelope. Also attached for your review are the formal Notice of Meeting and Proxy Statement.

     On behalf of your Board of Directors and employees, thank you for your continued support of Ultra Pac, Inc.

                                         Very truly yours,



                                         Calvin S. Krupa,
                                         President and Chairman of the
                                         Board of Directors




                                 ULTRA PAC, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  JULY 16, 1996


To:  The Shareholders of Ultra Pac, Inc.:

     The Annual Meeting of Shareholders of Ultra Pac, Inc. (the "Company") will be held on Tuesday, July 16, 1996 at 3:30 p.m. at the Radisson Plaza Hotel, 35
S. 7th Street, Minneapolis, Minnesota.

     The items of business are:

     1.   To set the number of members of the Board of Directors at five;

     2. To elect five directors, each to hold office for a term of one year, ending in 1997 or when their successors are elected;

     3. To approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Capital Stock from 5,000,000 to 10,000,000; and

     4. To take action on any other business that may properly come before the meeting or any adjournment thereof.

     Only shareholders of record as shown on the books of the Company at the close of business on May 17, 1996, will be entitled to vote at the meeting and any adjournment thereof.

     THIS NOTICE, THE ENCLOSED PROXY STATEMENT AND PROXY ARE SENT TO YOU BY ORDER OF THE BOARD OF DIRECTORS.





                                         James A. Thole,
                                         Secretary

Date: May 27, 1996
Minneapolis, Minnesota


TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.



                                 ULTRA PAC, INC.
                           21925 Industrial Boulevard
                             Rogers, Minnesota 55374
                              --------------------

                                 PROXY STATEMENT
                              --------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                  JULY 16, 1996

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

     This Proxy Statement is furnished to the record holders of shares of Common Stock of Ultra Pac, Inc., a Minnesota corporation (the "Company"), as of May 17, 1996, by order of the Board of Directors. This Proxy Statement is furnished in connection with the Board of Directors' solicitation of the enclosed Proxy for the Annual Meeting of Shareholders to be held on July 16, 1996, at 3:30 p.m., at the Radisson Plaza Hotel, 35 S. 7th Street, Minneapolis, Minnesota. A shareholder giving a Proxy may revoke it at any time prior to the actual voting at the Annual Meeting of Shareholders by filing written notice of the termination of the appointment with an officer of the Company, by attending the Annual Meeting of Shareholders and voting in person, or by filing a new written appointment of a Proxy with an officer of the Company. The revocation of a Proxy will not affect any vote taken prior to the revocation. This Proxy Statement is expected to be first mailed to shareholders on or about June 9, 1996.

     The Annual Meeting of Shareholders has been called for the purpose of setting the number of members of the Board of Directors at five, electing five directors to a one-year term and to approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Capital Stock from 5,000,000 to 10,000,000 shares. All properly executed proxies received at or prior to the meeting will be voted at the meeting. If a shareholder directs how the Proxy is to be voted with respect to the business coming before the meeting, the Proxy will be voted in accordance with the shareholder's directions. Where specification has not been made, it will be voted FOR setting the number of members of the Board of Directors at five, FOR electing management's nominees as members of the Company's Board of Directors, and FOR the Amendment of the Company's Articles of Incorporation.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     At the close of business on May 17, 1996, the record date for the Annual Meeting of Shareholders, there were ______________ shares of Common Stock outstanding. The Company's only class of Capital Stock outstanding is Common Stock. Each share of Common Stock is entitled to one vote on each matter properly coming before the meeting. Cumulative voting for directors is not permitted.

     A list of those shareholders entitled to vote at the Annual Meeting of Shareholders will be available for a period of 10 days prior to the Annual Meeting of Shareholders for examination by any shareholder at the Company's principal executive offices, 21925 Industrial Boulevard, Rogers, Minnesota, and at the Annual Meeting of Shareholders.



                                       1



                              ELECTION OF DIRECTORS

                              (PROPOSALS #1 AND #2)

     The Bylaws of the Company provide that at each annual meeting the shareholders shall determine the number of directors for the ensuing year; provided, however, that the number may be increased by resolution of the Board of Directors. The number of directors is currently set at five. The Board of Directors recommends that the number of directors be set at five for the coming year and that the nominees named below be elected. Directors are elected to serve a one-year term. Directors being elected at this Annual Meeting of Shareholders will serve until the next Annual Meeting of Shareholders, or until their successors have been duly elected and qualified.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at the annual meeting and entitled to vote is required for approval of the proposal to set the number of directors at five and to elect directors.

     THE BOARD RECOMMENDS A VOTE FOR SETTING THE NUMBER OF DIRECTORS AT FIVE AND FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR.

     All nominees have consented to serve if elected, but if any becomes unable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee. The name, age, business experience and offices held by each nominee for director are as follows:

     Name             Age          Company Position               Director Since

Calvin S. Krupa       49   President, Chief Executive Officer and      1987
                           Chairman of the Board of Directors
James A. Thole        56   Secretary and Director                      1987
John F. DeBoer        54   Director                                    1991
Frank I. Harvey       45   Director                                    1991
Michael J. McGlynn    45   Director                                    1995

     CALVIN S. KRUPA has served as President, Chief Executive Officer and a Director since February 1987. For the three years prior to 1987, Mr. Krupa was marketing manager for Innovative Plastics, Inc., a Minneapolis-based producer of plastic packaging.

     JAMES A. THOLE has served as Secretary and a Director of the Company since February 1987. From February 1987 to August 1991, Mr. Thole also served as Treasurer of the Company. Mr. Thole is not an employee of the Company. Mr. Thole has served as Chief Executive Officer and President of Packaging Plus, Inc., a Minneapolis packaging company, since 1979.

     JOHN F. DEBOER is Secretary of SIG Holding U.S.A., Inc., a privately held holding company. Mr. DeBoer is also Vice President-Finance for Doboy Packaging Machinery, Inc., a wholly owned subsidiary of SIG Holding U.S.A., Inc., which is engaged in the manufacture and sale of packaging equipment.

     FRANK I. HARVEY is a shareholder in the law firm of Larkin, Hoffman, Daly & Lindgren, Ltd., where he has been an attorney since 1976.



                                       2



     MICHAEL J. MCGLYNN has served as Chief Executive Officer and a director of McGlynn Bakeries, Inc., a Minneapolis, Minnesota retail bakery, since April 1993. From February 1992 to April 1993, Mr. McGlynn was a Vice President of The Pillsbury Company. Prior to February 1992, Mr. McGlynn served as President and a director of McGlynn Bakeries, Inc.

     During the fiscal year ended January 31, 1996, the Board of Directors met and took action by unanimous written consent on _______ occasions.

                                BOARD COMMITTEES

     The Board of Directors has appointed three standing committees of the
Company: (i) the Audit Committee; (ii) the Compensation Committee; and (iii) the Stock Option Committee.

     The Audit Committee consists of Calvin S. Krupa, Frank I. Harvey and Michael J. McGlynn. Its purpose is to recommend the appointment of an auditor for the Company, review the scope of the audit, examine the auditor's reports, make appropriate recommendations to the Board of Directors as a result of such review and examination, and make inquires into the effectiveness of the financial and accounting functions and controls of the Company. The Audit Committee held ______ meeting[S] during the fiscal year ended January 31, 1996.

     The Compensation Committee consists of James A. Thole, Frank I. Harvey and John F. DeBoer and is responsible for setting the compensation of executive officers of the Company. The Compensation Committee held ______ meeting[S] during the fiscal year ended January 31, 1996.

     The Stock Option Committee consists of Frank I. Harvey and John F. DeBoer. Its purpose is to administer the Company's 1991 Stock Option Plan (the "Plan") and to designate appropriate individuals to receive options pursuant to the Plan. The Stock Option Committee held ______ meeting[S] during the fiscal year ended January 31, 1996.



                                       3



                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid for service rendered in all capacities to the Company during the Company's fiscal years ended January 31, 1996, 1995 and 1994 by Calvin S. Krupa, President and Chief Executive Officer, and Bradley C. Yopp, Chief Financial Officer (NO OTHER EXECUTIVE OFFICER'S COMPENSATION EXCEEDED $100,000).

                                  SUMMARY COMPENSATION TABLE

                                                                     Long-Term
                                      Annual Compensation          Compensation
                            -------------------------------------  ------------
                    Fiscal                             Other        Securities
Name and             Year   Salary       Bonus        Annual        Underlying     All Other
Principal           Ended                          Compensation(1)   Options    Compensation(2)
Position         January 31
- ---------------  ---------- -------     -------    --------------  ------------ ---------------
                              ($)         ($)          ($)             (#)           ($)
Calvin S. Krupa,     1996   275,144      35,000      _______         20,000         3,000
   President and     1995   241,827      50,000       15,999         20,000         3,000
   Chief Executive   1994   213,750      60,000       15,834         20,000         4,354
   Officer

Bradley C. Yopp      1996   100,355      10,000            0          5,000         1,080
   Chief Financial   1995   _______      ______       ______         ______         _____
   Officer           1994   _______      ______       ______         ______         _____


(1) Includes the cost to the Company of a rental automobile provided to Mr. Krupa and the cost of a disability income policy for Mr. Krupa.

(2) Matching contributions by the Company to a 401(k) plan for such person's benefit.

- ------------------------

                        OPTION GRANTS DURING FISCAL 1996

     The following table sets forth information with respect to each option and similar instrument granted or entered into during the fiscal year ended January 31, 1996 to the executive officers named in the Summary Compensation Table:

                             Percent of                                    Potential Realizable
                               Total                                         Value at Assumed
                              Options                                      Annual Rates of Stock
                              Granted                 Market                Price Appreciation
                                To                    Price                   For Option Term
                 Options     Employees    Exercise   On Date    Expiration  ---------------------
 Name            Granted     This Year     Price    of Grant(1)    Date        5%          10%
 ----            -------     ---------     -----    -----------    ----       ----         ---
                   (#)          (%)         ($)        ($)                    ($)          ($)
Calvin S. Krupa  20,000        49.4        6.00        6.00       7/24/00                  (2)

Bradley C. Yopp   5,000        12.3        6.00        6.00       7/24/00


- ------------------------

(1) The market values shown are as of the date of grant of the options. All options were fully vested on the date of grant.

(2) Computed based upon the closing price of the Company's Common Stock on _____________, the date of grant. No assurance can be given that the stated rates of appreciation (5% and 10%) will be or can be achieved. They are presented pursuant to applicable rules of the Securities and Exchange Commission. Solely for illustration, if such rates of appreciation were applied to the total market value of all of the Company's outstanding Common Stock over a five-year term (the same as the stock options granted to Mr. Krupa), the value at ___________, was $______ per share or an aggregate of $____________, and at _____________ (the expiration date of the option), assuming an annual stock price appreciation of 5% would be $_______ per share or an aggregate of $_____________, and assuming an annual stock price appreciation of 10% would be $_______ per share or an aggregate of $_________________.

                    AGGREGATE OPTION EXERCISES IN FISCAL 1996
                        AND FISCAL YEAR-END OPTION VALUES

     The following table summarizes options exercised during the year ended January 31, 1996 by the executive officers named in the Summary Compensation Table (no options were exercised) and the value of the unexercised options held as of January 31, 1996:

                                                  Number of Unexercised   Value of Unexercised
                   Shares Acquired     Value       Options at 1/31/96      Options at 1/31/96
   Name              on Exercise      Realized      (All Exercisable)      (All Exercisable)
- ----------------   ---------------  -----------  ----------------------  ---------------------
                         (#)            ($)                (#)                     ($)
Calvin S. Krupa           --              --              80,000                  --(1)

Bradley C. Yopp           --              --              15,000                  --(1)


(1) The exercise prices of all options exceeded the market value of the shares underlying such options on January 31, 1996.

- ------------------------

                            COMPENSATION OF DIRECTORS

     The Company pays each director, who is not an employee of the Company, a director's fee of $2,500 per year. The Outside Directors' Option Plan (the "Directors' Plan") provides for an annual non-discretionary grant of an option to purchase 1,000 shares (2,500 shares if the director has not previously received an option under the Directors' Plan) to each nonemployee director of the Company, who is a Company director immediately after each Annual Meeting of Shareholders. The exercise price shall be equal to the closing price of the Company's Common Stock, as reported by Nasdaq, on the date of grant. The options are immediately exercisable and expire five years from the date of grant, subject to earlier cancellation 30 days after termination as a director. The payment for option exercises may be by cash or by delivery of shares of the Company's Common Stock that have been owned for at least six months.

     In addition, the Company's directors who are also employees of the Company are eligible to be granted incentive stock options or non-qualified stock options. During the fiscal year ended January 31, 1996, the Company granted Mr. Krupa a non-qualified option to purchase 20,000 shares of Common Stock at an exercise price of $6.00 per share. Such option expires in July 2000.

                              EMPLOYMENT AGREEMENT

     The Company entered into an employment agreement with Calvin S. Krupa on June 20, 1989, as amended on March 31, 1990 and January 3, 1992 (the "Employment Agreement"). The Employment Agreement provides for an annual salary to be set by the Compensation Committee ($_________ effective July 1995), discretionary bonuses as determined by the Compensation Committee and other employment benefits. Pursuant to the Employment Agreement, Mr. Krupa must give 90 days notice prior to termination and is subject to a one year covenant not to compete. Mr. Krupa's Employment Agreement also provides for severance pay in the amount equal to three years' base salary in effect on the date of termination if: (i) the Company terminates him for any reason other than "for cause," as defined in the Employment Agreement, or even "for cause," if terminated during the 18 months following a "change in control," also defined in the Employment Agreement, or (ii) Mr. Krupa voluntarily terminates his employment within 18 months after a "change in control." These amounts are payable, at the option of Mr. Krupa, in a lump sum or in semi-monthly installments.



                                       5



             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee (the "Committee") is responsible for setting the compensation of the Company's executive officers, including the executive officers named in the Summary Compensation Table, Calvin S. Krupa, President, Chairman of the Board and Chief Executive Officer and Bradley C. Yopp, Chief Financial Officer.

                          COMPARATIVE STOCK PERFORMANCE

     The following graph compares the cumulative total shareholder return, assuming $100 invested on January 31, 1991, as if such amount had been invested in each of: (i) the Company's Common Stock; (ii) the stocks comprising the Dow Jones Containers and Packaging Industrial Sector; and (iii) the stocks included in the Dow Jones Industrial Average. The graph assumes the reinvestment of all dividends (the Company has never paid a dividend). The prices for the Company's Common Stock are closing bid prices as reported by Nasdaq.


                                [GRAPHIC OMITTED]



                           1/31/91  1/31/92   1/29/93  1/31/94  1/31/95  1/31/96

Ultra Pac, Inc.              100      445       281      194      145      87

Dow Jones Containers         100      143       151      155      148      160
and Packaging Industrial
Sector

Dow Jones Industrial         100      122       129      159      158      228
Average

- ------------------------



                                       6



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Frank I. Harvey, a director of the Company, is an attorney with and a shareholder of the law firm of Larkin, Hoffman, Daly & Lindgren, Ltd., which currently serves as legal counsel to the Company and served as legal counsel to the Company during the fiscal year ended January 31, 1996.

     Michael J. McGlynn, a director of the Company, serves as Chief Executive Officer and a director of McGlynn Bakeries, Inc., which purchased products valued at approximately $531,000 from the Company during the period from his election as a director in July 1995 through the fiscal year end, January 31, 1996. McGlynn Bakeries, Inc. expects to continue purchasing products in similar amounts from the Company during the fiscal year ending January 31, 1997.

                COMPLIANCE WITH SECTION 16 REPORTING OBLIGATIONS

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain officers and persons holding 10% of the Company's Common Stock to file reports regarding their ownership and regarding their acquisitions and dispositions of the Company's Common Stock with the Securities and Exchange Commission.



                                       7



                             PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information as of January 31, 1996, concerning the number of shares of Common Stock held: (i) by all persons known to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) by each director and director nominee; (iii) by each executive officer named in the Summary Compensation Table; and (iv) by all directors and officers as a group. Where the persons listed have the right to acquire additional shares of Common Stock through the exercise of options or warrants within 60 days of January 31, 1996, such additional shares are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership interest of any other person. Unless otherwise indicated, each person is believed to hold the Common Stock with sole voting and investment power.

                                         Number of Shares Beneficially Owned
Name and Address                    --------------------------------------------
of Beneficial Owner                          Shares                Percent
- ---------------------------------   ------------------------  ------------------

Calvin S. Krupa                             412,000(1)               10.7%
  21925 Industrial Boulevard
  Rogers,  Minnesota 55374

James A. Thole                              _______(2)                 --
  5800 Main Street, N.E.
  Minneapolis, Minnesota 55432

Frank I. Harvey                              10,110(2)(3)              *
  1500 Norwest Financial Center
  7900 Xerxes Avenue South
  Bloomington, Minnesota 55431

John F. DeBoer                                6,500(2)(4)              *
  535 East 3rd Street
  New Richmond, Wisconsin 54017

Phillip T. Levin                            241,000                   6.4
  5353 Nathan Lane
  Plymouth, Minnesota 55442

Michael J. McGlynn                            3,500(2)                 *
  7350 Commerce Lane
  Minneapolis, Minnesota 55432

Bradley C. Yopp                              18,000(5)                 *
  21925 Industrial Boulevard
  Rogers, Minnesota  55374

All directors and officers                  _______(6)             ______%
  of the Company as a group
  (6 persons)

- ------------------------
*    Less than 1%.
See footnotes on next page.



                                       8



- ------------------------

(1) Includes 80,000 shares issuable upon exercise of currently exercisable options.

(2) Excludes options to be issued, effective immediately after the Company's Annual Meeting of Shareholders, for an additional 1,000 shares to each non-employee director elected.

(3)  Includes options to purchase 5,500 shares of the Company's Common Stock.

(4) Includes: (i) options to purchase 5,500 shares of Common Stock and (ii) 1,000 shares owned jointly with Mr. DeBoer's spouse.

(5) Includes: (i) options to purchase 15,000 shares of Common Stock; and (ii) 3,000 shares owned jointly with Mr. Yopp's spouse.

(6) Includes _________ shares issuable upon exercise of currently exercisable options.

- ------------------------

                     AMENDMENT OF ARTICLES OF INCORPORATION
                          TO INCREASE AUTHORIZED SHARES
                                  (PROPOSAL #3)

     The Articles of Incorporation of the Company, as currently in effect, authorize the Company to issue up to 5,000,000 shares of Capital Stock, no par value. The Board of Directors proposes to increase the number of authorized shares to 10,000,000. The Board of Directors has the power to establish more than one class or series of shares and to fix the relative rights and preferences of any such different classes or series. The Board of Directors has not established any additional class or series of Capital Stock and, therefore, in accordance with the Restated Articles of Incorporation, all currently issued and unissued Capital Stock is Common Stock. At January 31, 1996, there were 3,766,215 shares of Common Stock outstanding. Additionally, approximately 480,000 shares of Common Stock were reserved for issuance pursuant to the Company's various stock option plans and stock option agreements.

     The principal purpose of the Amendment of Articles of Incorporation (the "Proposed Amendment") is to give the Company greater flexibility in its financial affairs by making 5,000,000 additional shares of Capital Stock available for issuance by the Company, without further action by its shareholders, in such transaction or transactions as the Board of Directors may approve, whether in public or private offerings, as stock splits or dividends or otherwise, at such time or times as the Board of Directors may approve whether prior to (subject to the approval by the Company's shareholders and the taking effect of such Proposed Amendment as described herein) or after the meeting of shareholders of the Company.

     Although the Company does not currently have any plans, understandings or agreements for the issuance of the proposed additional shares of Capital Stock nor for the issuance of rights to purchase or acquire additional shares of Capital Stock, the Board of Directors believes that the Company needs additional authorized shares to provide the Company with the flexibility, as the need arises, to use Capital Stock or securities convertible into Capital Stock without the expense and delay of a special shareholders meeting in the event of any future public offerings, private placements, acquisitions by the Company of any businesses or properties, restructuring of the Company's capital structure, debt conversions, stock dividends and for other purposes. Such activities could require more shares of Capital Stock than are currently available to the Company.

     The additional shares of Capital Stock proposed to be authorized would be identical to the existing Capital Stock in all respects. The ability of the Board of Directors, both as to shares currently authorized and the proposed additional shares, to designate and issue classes or series of preferred stock could impede or deter an unsolicited tender offer or takeover proposal regarding the Company and could adversely affect the voting power and rights of holders of the Company's Common Stock.



                                       9



     The Proposed Amendment could, under certain circumstances, have an anti-takeover effect. However, the only intended purpose of the Proposed Amendment is to increase the number of available shares of Capital Stock in order to give the Board of Directors more flexibility in conducting business operations and, possibly, restructuring the Company's capital structure, and the proposal is not being presented as, nor is it part of, a plan to adopt a series of anti-takeover measures.

     Because shareholders do not have preemptive rights under the Articles of Incorporation, the rights of existing shareholders may (depending upon the particular circumstances in which additional Capital Stock is issued) be diluted by any such issuance. Although the Company is unaware of any specific efforts to obtain control of the Company, the increased authorized shares could be used to make an attempt to effect a merger or other change in control more difficult and less likely or to dilute the interest of a party attempting to obtain control of the Company.

     Unless required by law or by the rules of any stock exchange on which the Company's Capital Stock may in the future be listed, no further authorized vote by the shareholders will be sought for any issuance of shares of Capital Stock. However, under existing Nasdaq regulations, approval by a majority of the holders of outstanding shares of Common Stock may, nonetheless, be required prior to the original issuance of additional shares of Capital Stock, other than a public offering for cash, if (i) the shares to be issued (including securities convertible into or exercisable for such shares) has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of the additional shares; or (ii) the number of shares to be issued is or will be equal to or in excess of 20% of the number of shares outstanding before the issuance of the additional shares; or (iii) the issuance would result in a change in control of the Company. If any of such conditions are applicable to the issuance of any of the additional shares, the Company intends to comply with such Nasdaq requirements.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THIS AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION.

                              INDEPENDENT AUDITORS

     The Board of Directors has selected Divine, Scherzer & Brody, Ltd., as the Company's independent auditors for the fiscal year ending January 31, 1997. Representatives of Divine, Scherzer & Brody, Ltd., are expected to be present at the Annual Meeting of Shareholders with the opportunity to make a statement if they so desire and to respond to appropriate shareholder questions.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

     The rules of the Securities and Exchange Commission permit shareholders of the Company, after notice to the Company, to present proposals for shareholder action in the Company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action, and are not properly omitted by Company action in accordance with the proxy rules published by the Securities and Exchange Commission. The 1997 Ultra Pac, Inc. Annual Meeting of Shareholders is expected to be held on or about July 15, 1997, and proxy materials in connection with that meeting are expected to mailed on or about May 26, 1997. Shareholder proposals prepared in accordance with the proxy rules must be received by the Company on or before January 23, 1997.

                                 OTHER PROPOSALS

     The Board of Directors of the Company does not intend to present any business at the meeting other than the matters specifically set forth in this Proxy Statement and knows of no other business to come before the meeting.



                                       10



                        COSTS AND METHOD OF SOLICITATIONS

     Solicitations of proxies will be made by preparing and mailing the Notice of Annual Meeting, Proxy and Proxy Statement to shareholders of record as of the close of business on May 17, 1996. The cost of making the solicitation includes the cost of preparing and mailing the Notice of Annual Meeting, Proxy and Proxy Statement and the payment of charges made by brokerage houses and other custodians, nominees and fiduciaries for forwarding documents to shareholders. In certain instances, officers of the Company may make special solicitations and proxies either in person or by telephone. Expenses incurred in connection with special solicitations are expected to be nominal. The Company will bear all expenses incurred in connection with the solicitation of proxies for the annual meeting.

     It is important that your shares are represented and voted at the meeting, whether or not you plan to attend. Accordingly, we respectfully request that you sign, date and mail your Proxy in the enclosed envelope as promptly as possible.

                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       James A. Thole,
                                       Secretary

Date:  May 27, 1996



                                       11



- --------------------------------------------------------------------------------

                                     [FRONT]


ULTRA PAC, INC.                                                            PROXY
21925 INDUSTRIAL BOULEVARD
ROGERS, MINNESOTA 55374


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Calvin S. Krupa and James A. Thole, and each of them, with full power of substitution, his or her Proxies to represent and vote, as designated below, all of the shares of the Common Stock of Ultra Pac, Inc., registered in the name of the undersigned on May 17, 1996, with the powers the undersigned would possess if personally present at the 1996 Annual Meeting of Shareholders to be held at the Radisson Plaza Hotel, 35 S. 7th Street, Minneapolis, Minnesota at 3:30 p.m. on July 16, 1996, and at any adjournment thereof, hereby revoking any proxy or proxies previously given.

1.   Proposal to set the number of directors at five:

              |_|  FOR         |_| AGAINST         |_|  ABSTAIN

2.   ELECTION OF DIRECTORS:

FOR all nominees listed below |_|          WITHHOLD AUTHORITY |_|
(except as marked to the contrary below)   to vote for all nominees listed below

      (To withhold authority to vote for any individual nominee strike a line through the nominee's name below)

              Calvin S. Krupa    John F. DeBoer    Frank I. Harvey

                      James A. Thole     Michael J. McGlynn

3. Proposal to approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Capital Stock from 5,000,000 to 10,000,000:

              |_|  FOR         |_| AGAINST         |_|  ABSTAIN

4. In their discretion, the appointed Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment.


                            (Continued on other side)

- --------------------------------------------------------------------------------

                                     [BACK]


                                             THIS PROXY, WHEN PROPERLY EXECUTED,
                                             WILL BE VOTED AS DIRECTED. IF NO
                                             DIRECTION IS GIVEN, THE PROXY WILL
                                             BE VOTED "FOR" PROPOSAL 1, "FOR"
                                             ALL NOMINEES FOR DIRECTOR, "FOR"
                                             PROPOSAL 3 AND IN THE PROXY'S
                                             DISCRETION ON ANY OTHER MATTERS TO
                                             COME BEFORE THE MEETING.

                                             Dated _______________________, 1996

                                             __________________________________
                                                         (Signature)

                                             __________________________________
                                                      (Second signature)

                                             PLEASE DATE AND SIGN ABOVE exactly
                                             as your name appears at left,
                                             indicating where appropriate,
                                             official position or representative
                                             capacity.